UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): July 28, 2004 rome bancorp, inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27481 (Commission File Number)	16-1573070 (IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (315) 336-7300

Not Applicable

(Former name or former address, if changed since last report)

Items 1-4. Not applicable.

Item 5. Other Events and Required FD Disclosure

Item 6. Not applicable.

Item 7. Financial Statements and Exhibits

    No financial statements are required to be filed with this report.
    No pro forma financial information is required to be filed with this report.
    The following exhibit is filed as part of this Report:

Exhibit No. Description

99.1 Press release issued by Rome Bancorp, Inc. on July 28, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Items 8-11. Not applicable.

Item 12. Results of Operations and Financial Condition

On July 28, 2004, Rome Bancorp, Inc. announced its earnings for the second quarter of the 2004 fiscal year. A copy of the press release dated July 28, 2004, describing second quarter earnings is furnished as Exhibit 99.1.

This information and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rome bancorp, INc.

By:

Charles M. Sprock

Chairman of the Board, President and Chief Executive Officer

Date: July 29, 2004

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated April 28, 2004.